UNIFIED SERIES TRUST

GJMB Growth Fund

Supplement to the Prospectus

Dated May 1, 2006

Supplement effective April 27, 2007

Effective immediately, Mr. Colby Hackerman will serve as co-portfolio manager of the Fund with Mr. Tom Jones. As a result, the section “Investment Advisor – About the Portfolio Manager” in the Prospectus is replaced in its entirety with the following:

About the Portfolio Managers

The Fund’s investment decisions generally are made jointly by Tom Jones and Colby Hackerman, although each of them has full decision making authority and can act independently without the other.

Mr. Tom Jones. Mr. Jones has been with the advisor since 1974, and is one of the founding members. Mr. Jones became a principal and President of the advisor in 1980 and successfully ran the firm for over two decades. During his tenure, Mr. Jones was instrumental in attracting some of the industry’s brightest and most talented professionals to the advisor. Tom Jones has been, and continues to be, influential in developing new business and sharing the story of the advisor. Tom currently serves as Chairman and, in such position, he continues to provide excellent leadership within the firm and dedicates his time to his client relationships and managing portfolios.

Mr. Colby Hackerman. Mr. Hackerman’s serves as the Director of Research of the advisor. Mr. Hackerman has been with the advisor since 1998, and has been a principal of the advisor since 2001.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed, and (iii) ownership of shares of the Fund.

Supplement effective April 27, 2007

This Supplement, and the Prospectus dated May 1, 2006, contain information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information dated May 1, 2006, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request and without charge by calling (888) 912-4562.

GJMB Growth Fund

Supplement to the Statement of Additional Information

Dated May 1, 2006

________________

Supplement effective April 27, 2007

Effective immediately, Mr. Colby Hackerman will serve as co-portfolio manager of the Fund. As a result, the section “Investment Advisor – Portfolio Manager” in the Statement of Additional Information is replaced in its entirety with the following:

Portfolio Managers

Tom Jones and Colby Hackerman serve as the portfolio managers for the Fund and, as such, are responsible for making all investment decisions of the Fund (“Portfolio Manager”). The Fund is the only account with respect to which Mr. Hackerman has management responsibility. However, Mr. Tom Jones manages other accounts in addition to the Fund. As of December 31, 2006, Mr. Tom Jones also managed the following accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	0	N/A	N/A	N/A
Retail Accounts	125	$220 Million	0	0

Each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager receives a base salary, and a bonus based on his share ownership of the Advisor, as well as quarterly bonuses relative to his assistance with the new business development process for separate accounts. The Portfolio Managers do not receive any additional compensation for their services relative to the Fund and also do not receive any compensation which is tied in any way to the performance of individual accounts or the Fund.

As shown above, Mr. Jones provides investment advisory services to clients other than the Fund.  The investment objectives and policies of these accounts may differ from that of the

Fund.  Based on these differing circumstances, potential conflicts of interest may arise because Mr. Jones may be required to pursue different investment strategies on behalf of the Fund and the other accounts that he manages.  As a result, there may be instances in which Mr. Jones may recommend purchases or sales of certain portfolio holdings for one or more of the Advisor’s private accounts and not for the Fund, or vice versa.

As of April 27, 2007, the Portfolio Managers beneficially owned shares of the Fund in the following range:

Portfolio Manager	Dollar Range of Fund Shares
Tom Jones	$1 to $10,000
Colby Hackeman	$10,001 to $50,000

* * * * * *

You should read this Supplement in conjunction with the Statement of Additional Information and the Prospectus, each dated as of May 1, 2006, which provide information that you should know about the GJMB Growth Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at (888) 912-4562.

Supplement dated April 27, 2007

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